LEHMAN BROTHERS                               MORTGAGE BACKED SECURITIES
                                                 ARMS DESK: 212-526-8315


                           MERIT SECURITIES CORPORATION

                              [GRAPHIC OMITTED]


------------------------------------------------------------------------------

                               DERIVED INFORMATION
                               -------------------

                                  $373,549,000
                     Senior/Subordinate Collateralized Bonds
                               MERIT, Series 14-1
                        1m Libor Available Funds Floaters
                         No Hard Cap - 30/360 - No Delay

-------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
                                To 35% Call (1)
 ------------------------------------------------------------------------------
                               Est.                          Stated   Expected
           Approx.    Tsy.   WAL/ Win    Initial   Margin    Final     Ratings
  Class   Size (2)   Bmark     (yrs)     C/E (3)            Maturity (S&P/Fitch)
                                                            (4)
 ------------------------------------------------------------------------------
   1-A  $363,069,000 1m Libor 2.11/3.42  3.00%     0.65%   02/28/27   AAA/AAA
   1-M  $ 10,480,000 1m Libor 3.46/3.42  0.20%     0.85%   11/28/31     AA
 ------------------------------------------------------------------------------
(1) Prepayments are set at a constant speed of 25% CPR, and assumes the payment date is the 28th of every month.
(2)   Includes Pre-Funded  securities from SMSC 1993-6 and SMSC
      1993-7.
(3)   Approximately 80% of the loans are covered by mortgage pool insurance.
(4) Stated final maturity for Class A is the zero stated maturity plus 4 years, and for Class M it is the date of the latest maturing loan in the pool plus 4 years.
 ------------------------------------------------------------------------------
                                To Maturity (1)
 ------------------------------------------------------------------------------
                               Est.                          Stated   Expected
           Approx.    Tsy.   WAL/Win     Initial   Margin    Final     Ratings
  Class   Size (2)   Bmark     (yrs)     C/E (3)            Maturity (S&P/Fitch)
                                                            (4)
 ------------------------------------------------------------------------------
   1-A  $363,069,000 1m Libor 2.93/11.17  3.00%     0.65%   02/28/27   AAA/AAA
   1-M  $ 10,480,000 1m Libor 13.51/18.33 0.20%     0.85%   11/28/31     AA
 ------------------------------------------------------------------------------
(1) Prepayments are set at a constant speed of 25% CPR, and assumes the payment date is the 28th of every month.
(2)  Includes Pre-Funded securities from SMSC 1993-6 and SMSC 1993-7.
(3)  Approximately  80% of the loans are covered by mortgage pool insurance.
(4) Stated final maturity for Class A is the zero stated maturity plus 4 years, and for Class M it is the date of the latest maturing loan in the pool plus 4 years.

o After the call date, the margin on the Class A certificates is doubled, and the margin on the subordinate Class M Certificates increases by 75 bps.
o The collateral pool for the MERIT Securities Corporation, Series 14-1 and Series 14-2 will be comprised of seven securities and five whole loan pools which were pledged as collateral in MERIT 10. In addition, two securities will be pre-funded from Saxon Mortgage Securities, Corp., Series 1993-6 and 1993-7.
o Approximately 80.85% of the collateral pool have Mortgage Pool Insurance available from GEMICO or PMI for loss coverage on all loans currently in Ryland Mortgage Securities Corp. ("RMSC") and SMSC securities.
--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                                    CONTACTS
--------------------------------------------------------------------------------
MBS Trading               Dan Wallace              (212) 526-8315
                          Matt Miller +            (212) 526-8315
                          Jake Freifeld            (212) 526-8315
+ Primary Contact

--------------------------------------------------------------------------------
                   CERTIFICATE PRINCIPAL AND INTEREST PAYMENTS
--------------------------------------------------------------------------------
------------------------------------     ---------------------------------------
             Principal                                  Interest
------------------------------------     ---------------------------------------
o  Sequentially to 1-A, 1-M,             o     Servicing Fee.
   OC, until the OC has doubled as       o     Master Servicing /Trustee Fee.
   a percent of the current              o     Class Coupons in order of rating
   collateral balance.                   o     Excess Spread is used to pay
o  After the OC percentage has doubled         interest  shortfalls (including
   it gets paid with the remaining             interest on interest), pay M past
   securities that continue to be paid         principal losses, and create OC.
   sequentially.
------------------------------------     ---------------------------------------
o Losses will be allocated in the following order: pool insurance, excess spread, overcollateralization, Class 1-M, Class 1-A.
o Credit Enhancement for the Certificates will consist of: (i) Pool Insurance on all loans currently in RMSC/SMSC securities, (ii) Excess Interest Collections, (iii) Overcollateralization, and (iv) Senior/Subordinate Structure.

                         Senior/Subordinate Structure
                         ----------------------------

          1 Month LIBOR Available Funds Floater - 30/360 - No Delay
  ------------------------------------------------------------------------------
                  Preliminary Summary of Terms MERIT 14-1
  ------------------------------------------------------------------------------
  [Graphic]

                Payment Priority MERIT 14-1


                      Class 1-A
                 (Senior Certificates)

                                        Class 1-M
                      Class 1-M      is a subordinate class


--------------------------------------------------------------------------------
                               Credit Enhancement
--------------------------------------------------------------------------------

              1) Mortgage Pool Insurance
              (* for all loans currently in RMSC/SMSC securities)
              2) Excess Interest
              3) Overcollaterization

-------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                    Preliminary Summary of Terms Merit 14-1
--------------------------------------------------------------------------------

  Issuer:              MERIT Securities Corporation


  Master Servicer(s):  Norwest Bank Minnesota, N.A. 83%; DYNEX Capital,
                       Inc. ("Dynex"), an affiliate of MERIT, 12%;
                       Residential Funding Corp. ("RFC") 5%.
                       (Note: The initial term of the Master servicing agreement with Dynex expires 12/31/99. This agreement may be renewed for subsequent quarterly terms by the Trustee, but only if the Trustee receives a letter from FITCH IBCA confirming that such a renewal will not result in a downgrading of its rating on any of the bonds.)

  Standby Master       Norwest Bank Minnesota, N.A.
    Servicer:

  Trustee and          Chase National Bank of Texas, National Association
    Custodian:

  Pre-Funding:         As of the Closing Date, a Pre-funding account
                       will be established and approximately $39,941,531 will be deposited into this account. Funds in this account will be used to purchase the performing loans in the securities, Saxon
                       Mortgage Securities, Corp., Series 1993-6 and
                       1993-7, during the Pre-funding Period for addition to the Trust. The Pre-funding Period will last three months from Settlement Date.

  Bonds Offered:       $373,549,000

  Rating Agencies:     Standard & Poor's Rating Services ("S&P") Class
                       1-A and 1-M; Fitch IBCA, Inc. ("Fitch") Class 1-A Only

  Underwriter:         Lehman Brothers, Inc.

  Expected Pricing
    Date:              November 8, 1999

  Expected Settlement
    Date:              November 12, 1999

  Distribution Date:   28th of each month, or the next succeeding
                       Business Date (First Payment Date:  November 29, 1999)

  Cut-Off Date::       October 1, 1999

  Delay Days:          0 day delay on the Bonds

  Day Count:           30/360
--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

  -----------------------------------------------------------------------------
            Preliminary Summary of Terms MERIT 14-1 (continued)
  -----------------------------------------------------------------------------

  Servicing Fee:       Varies due to specified servicer.  Calculated
                       based of the scheduled pool principal balance, annually.

  Master Servicing
    /Trustee Fee:      0.02% of the scheduled pool principal balance,
                       annually


  Credit Enhancement:  --    Mortgage pool insurance on approximately
                             80.85% of the collateral;
                       --    Subordination of monthly excess spread;
                       --    Overcollateralization of 0.20% funded
                             up-front.

  Optional Redemption: Option of the Issuer, the earlier of (a) October
                       2006 or (b) 35% of the original aggregate bond principal balance. The call will be executed at par.

  Clearing Agent:      The Depository Trust Company (DTC), Euroclear and
                       CEDEL.

  Denomination:        Minimum $100,000; increments of $1,000.

  SMMEA Eligibility: The Class 1-A and Class 1-M will be SMMEA eligible.

  ERISA Eligibility    All the classes are expected to be ERISA eligible.

  Prepayment
    Assumption:        25% CPR.

  Tax Status:          Debt for tax.
  -----------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
           Collateral Characteristics MERIT 14-1 as of October 1, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total Number of Loans                                    2,358
     Total Outstanding Loan Principal          $377,269,609.20  100%
       Balance
Total Number of Fixed-Rate Loans                            63
     Total Fixed-Rate Loan Principal             $7,478,687.55  1.98%
       Balance
Total Number of Adjustable-Rate Loans                    2,295
     Total Adjustable-Rate Loan Principal      $369,790,921.65  98.02%
Balance
Level Paying                                           100.00%
Average Loan Principal Balance                     $159,995.59  $ 3,986 - 1,100,810
Weighted Average Coupon                                 8.183%  6.500%  - 15.000%
Weighted Average Margin                                 2.979%  2.500%  -  7.750%
Weighted Average Original Term (months)                    360  180 - 360
Range of Original Terms (months)                          180:  0.18%
                                                          240:  0.04%
                                                          360:  99.79%
Weighted Average Remaining Term (months)                   279  57 - 337
Weighted Life Cap                                      12.560%  10.125% - 19.750%
Weighted Average Periodic Cap                            0.00%  0.54%
                                                         1.00%  88.30%
                                                         2.00%  11.16%
Weighted Average Floor                                  4.423%  0.000%  - 13.750%
Weighted Average Original LTV                           77.36%  7.69%   -  95.40%
Index Type
                          One Year Treasury             11.16%
                            Six month LIBOR             88.84%
Lien Position (first/second)                         100.00% / 0.0%
         Property Type:
                              Single Family             90.83%
                         Two to Four Family              0.05%
                                        PUD              1.31%
                                Condominium              7.82%
Geographic Distribution:  Other states
  account individually for less than 2% of
  principal balance
                                        CA:             78.43%
                                        VA:              2.69%
                                        MD:              2.37%
                                        WA:              1.78%
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                Yield Tables, reflecting a 11/12/99 Settlement
                ----------------------------------------------
        Assumptions: 1m Libor 5.40%; 6m Libor 6.00125%; 1yr CMT 5.746%
 All Yields & Duration's are based on monthly payments of interest, zero day delay


 RUN TO 35% CALL       CLASS A
-----------------------------------------------------------------------------------------------
                       20% CPR            25% CPR            30% CPR           35% CPR
                     --------------------------------------------------------------------------
      PRICE           Disc Marg    Dur   Disc Marg    Dur   Disc Marg   Dur   Disc Marg    Dur
-----------------------------------------------------------------------------------------------


      99-15             0.873     2.33     0.926     1.88     0.985    1.55     1.043     1.32
      99-16             0.859              0.91               0.965             1.02
      99-17             0.846              0.893              0.945             0.997
      99-18             0.833              0.877              0.926             0.973
      99-19             0.82               0.861              0.906             0.95
      99-20             0.807     2.33     0.845     1.88     0.886    1.55     0.927     1.32
      99-21             0.794              0.828              0.866             0.904
      99-22             0.781              0.812              0.847             0.881
      99-23             0.768              0.796              0.827             0.858
      99-24             0.755              0.78               0.807             0.835

      99-25             0.741     2.33     0.763     1.88     0.788    1.55     0.811     1.32
      99-26             0.728              0.747              0.768             0.788
      99-27             0.715              0.731              0.748             0.765
      99-28             0.702              0.715              0.729             0.742
      99-29             0.689              0.699              0.709             0.719
      99-30             0.676     2.34     0.682     1.88     0.689    1.55     0.696     1.32
      99-31             0.663              0.666              0.67              0.673
     100-00             0.65               0.65               0.65              0.65
     100-01             0.637              0.634              0.63              0.627
     100-02             0.624              0.618              0.611             0.604

     100-03             0.611     2.34     0.602     1.89     0.591    1.55     0.581     1.32
     100-04             0.598              0.585              0.572             0.558
     100-05             0.585              0.569              0.552             0.535
     100-06             0.572              0.553              0.532             0.512
     100-07             0.559              0.537              0.513             0.489
     100-08             0.546     2.34     0.521     1.89     0.493    1.56     0.466     1.33
     100-09             0.533              0.505              0.474             0.443
     100-10             0.52               0.489              0.454             0.42
     100-11             0.507              0.473              0.435             0.397
     100-12             0.494              0.457              0.415             0.374

     100-13             0.481     2.34     0.44     1.89      0.396    1.56     0.351     1.33
     100-14             0.468              0.424              0.376             0.329
     100-15             0.455              0.408              0.357             0.306
     100-16             0.442              0.392              0.337             0.283
     100-17             0.429              0.376              0.318             0.26
-----------------------------------------------------------------------------------------------

 Average Life :         2.67               2.11               1.71              1.44
   First Pay :         11/28/99           11/28/99          11/28/99           11/28/99
   Last Pay :          3/28/04            4/28/03            8/28/02           3/28/02
 Collateral Loss:          -                  -                  -                 -
 Agg. Bond Loss :          -                  -                  -                 -
-----------------------------------------------------------------------------------------------






 RUN TO 35% CALL       CLASS A
-------------------------------------------------------------------------------------
                                40% CPR           45% CPR           50% CPR
                     ----------------------------------------------------------------
      PRICE              Dur   Disc Marg   Dur   Disc Marg   Dur   Disc Marg    Dur
-------------------------------------------------------------------------------------


      99-15             1.32     1.116    1.11     1.185    0.97     1.268     0.84
      99-16                      1.088             1.153             1.232
      99-17                      1.061             1.121             1.195
      99-18                      1.033             1.09              1.159
      99-19                      1.006             1.058             1.122
      99-20             1.32     0.979    1.11     1.027    0.97     1.086     0.84
      99-21                      0.951             0.995             1.05
      99-22                      0.924             0.964             1.013
      99-23                      0.896             0.933             0.977
      99-24                      0.869             0.901             0.94

      99-25             1.32     0.841    1.11     0.87     0.97     0.904     0.84
      99-26                      0.814             0.838             0.868
      99-27                      0.787             0.807             0.831
      99-28                      0.759             0.775             0.795
      99-29                      0.732             0.744             0.759
      99-30             1.32     0.705    1.12     0.713    0.97     0.722     0.84
      99-31                      0.677             0.681             0.686
     100-00                      0.65              0.65              0.65
     100-01                      0.623             0.619             0.614
     100-02                      0.595             0.587             0.578

     100-03             1.32     0.568    1.12     0.556    0.97     0.541     0.84
     100-04                      0.541             0.525             0.505
     100-05                      0.514             0.494             0.469
     100-06                      0.486             0.462             0.433
     100-07                      0.459             0.431             0.397
     100-08             1.33     0.432    1.12      0.4     0.97     0.361     0.84
     100-09                      0.405             0.369             0.325
     100-10                      0.378             0.337             0.288
     100-11                      0.35              0.306             0.252
     100-12                      0.323             0.275             0.216

     100-13             1.33     0.296    1.12     0.244    0.98     0.18     0.84
     100-14                      0.269             0.213             0.144
     100-15                      0.242             0.182             0.108
     100-16                      0.215             0.151             0.072
     100-17                      0.188             0.12              0.036
-------------------------------------------------------------------------------------

 Average Life :                  1.2               1.04              0.9
   First Pay :                 11/28/99          11/28/99           11/28/99
   Last Pay :                  10/28/01           7/28/01           4/28/01
 Collateral Loss:                  -                  -                -
 Agg. Bond Loss :                  -                  -                -
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).


 RUN TO 35% CALL       CLASS M
-----------------------------------------------------------------------------------------------
                      20% CPR            25% CPR            30% CPR           35% CPR
                    ---------------------------------------------------------------------------
     PRICE           Disc Marg    Dur   Disc Marg    Dur   Disc Marg   Dur   Disc Marg    Dur
-----------------------------------------------------------------------------------------------

     99-15             0.989     3.72     1.022     3.02     1.058    2.49     1.092     2.14
     99-16             0.981              1.011              1.046             1.077
     99-17             0.973              1.001              1.034             1.063
     99-18             0.965              0.991              1.021             1.049
     99-19             0.957              0.981              1.009             1.035
     99-20             0.948     3.72     0.971     3.02     0.997    2.49     1.02      2.15
     99-21             0.94               0.961              0.985             1.006
     99-22             0.932              0.951              0.972             0.992
     99-23             0.924              0.941              0.96              0.978
     99-24             0.916              0.931              0.948             0.964

     99-25             0.907     3.72     0.921     3.02     0.936    2.49     0.949     2.15
     99-26             0.899               0.91              0.923             0.935
     99-27             0.891               0.9               0.911             0.921
     99-28             0.883               0.89              0.899             0.907
     99-29             0.875               0.88              0.887             0.893
     99-30             0.866     3.72      0.87     3.03     0.874    2.49     0.878     2.15
     99-31             0.858               0.86              0.862             0.864
    100-00             0.85                0.85              0.85              0.85
    100-01             0.842               0.84              0.838             0.836
    100-02             0.834               0.83              0.826             0.822

    100-03             0.825     3.72      0.82     3.03     0.813    2.49     0.807     2.15
    100-04             0.817               0.81              0.801             0.793
    100-05             0.809               0.8               0.789             0.779
    100-06             0.801               0.79              0.777             0.765
    100-07             0.793               0.78              0.765             0.751
    100-08             0.785     3.73      0.77     3.03     0.752    2.49     0.737     2.15
    100-09             0.777               0.76              0.74              0.723
    100-10             0.768               0.75              0.728             0.708
    100-11             0.76                0.74              0.716             0.694
    100-12             0.752               0.73              0.704             0.68

    100-13             0.744     3.73     0.719     3.03     0.692    2.49     0.666     2.15
    100-14             0.736              0.709              0.679             0.652
    100-15             0.728              0.699              0.667             0.638
    100-16             0.72               0.689              0.655             0.624
    100-17             0.711              0.679              0.643             0.61
-----------------------------------------------------------------------------------------------

Average Life :         4.38               3.46               2.79              2.38
  First Pay :         3/28/04            4/28/03            8/28/02           3/28/02
  Last Pay :          3/28/04            4/28/03            8/28/02           3/28/02
Collateral Loss:           -                  -                 -                  -
Agg. Bond Loss :           -                  -                 -                  -
-----------------------------------------------------------------------------------------------




 RUN TO 35% CALL       CLASS M
----------------------------------------------------------------------------
                       40% CPR           45% CPR           50% CPR
                   ---------------------------------------------------------
     PRICE            Disc Marg   Dur   Disc Marg   Dur   Disc Marg    Dur
----------------------------------------------------------------------------

     99-15              1.139    1.79     1.179    1.57     1.232     1.35
     99-16              1.122             1.16              1.21
     99-17              1.105             1.14              1.187
     99-18              1.088             1.121             1.165
     99-19              1.071             1.102             1.142
     99-20              1.054    1.79     1.082    1.58     1.12      1.36
     99-21              1.037             1.063             1.097
     99-22              1.02              1.043             1.075
     99-23              1.003             1.024             1.052
     99-24              0.986             1.005             1.03

     99-25              0.969    1.79     0.985    1.58     1.007     1.36
     99-26              0.952             0.966             0.985
     99-27              0.935             0.947             0.962
     99-28              0.918             0.927             0.94
     99-29              0.901             0.908             0.917
     99-30              0.884    1.79     0.889    1.58     0.895     1.36
     99-31              0.867             0.869             0.872
    100-00              0.85              0.85              0.85
    100-01              0.833             0.831             0.828
    100-02              0.816             0.811             0.805

    100-03              0.799    1.79     0.792    1.58     0.783     1.36
    100-04              0.782             0.773             0.76
    100-05              0.765             0.754             0.738
    100-06              0.748             0.734             0.716
    100-07              0.731             0.715             0.693
    100-08              0.714     1.8     0.696    1.58     0.671     1.36
    100-09              0.697             0.677             0.648
    100-10              0.681             0.657             0.626
    100-11              0.664             0.638             0.604
    100-12              0.647             0.619             0.581

    100-13              0.63      1.8     0.6      1.58     0.559     1.36
    100-14              0.613             0.58              0.537
    100-15              0.596             0.561             0.514
    100-16              0.579             0.542             0.492
    100-17              0.562             0.523             0.47
----------------------------------------------------------------------------

Average Life :          1.96              1.71              1.46
  First Pay :         10/28/01           7/28/01           4/28/01
  Last Pay :          10/28/01           7/28/01           4/28/01
Collateral Loss:           -                 -                 -
Agg. Bond Loss :           -                 -                 -
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).


 RUN TO MATURITY       CLASS A
-----------------------------------------------------------------------------------------------
                      20% CPR            25% CPR           30% CPR            35% CPR
                    ---------------------------------------------------------------------------
     PRICE           Disc Marg    Dur   Disc Marg   Dur   Disc Marg    Dur   Disc Marg   Dur
-----------------------------------------------------------------------------------------------


     99-15             0.965     2.98     1.012    2.45     1.062     2.05     1.106    1.75
     99-16             0.955              1                 1.047              1.089
     99-17             0.945              0.987             1.032              1.071
     99-18             0.935              0.975             1.017              1.054
     99-19             0.924              0.963             1.003              1.036
     99-20             0.914     2.98     0.95     2.45     0.988     2.05     1.019    1.75
     99-21             0.904              0.938             0.973              1.001
     99-22             0.894              0.925             0.958              0.984
     99-23             0.884              0.913             0.943              0.966
     99-24             0.873              0.9               0.928              0.949

     99-25             0.863     2.99     0.888    2.45     0.913     2.06     0.931    1.75
     99-26             0.853              0.875             0.899              0.914
     99-27             0.843              0.863             0.884              0.897
     99-28             0.832              0.851             0.869              0.879
     99-29             0.822              0.838             0.854              0.862
     99-30             0.812     2.99     0.826    2.46     0.839     2.06     0.845    1.76
     99-31             0.802              0.813             0.825              0.827
     100-00            0.792              0.801             0.81               0.81
     100-01            0.782              0.789             0.795              0.793
     100-02            0.771              0.776             0.78               0.775

     100-03            0.761       3      0.764    2.46     0.766     2.06     0.758    1.76
     100-04            0.751              0.751             0.751              0.741
     100-05            0.741              0.739             0.736              0.723
     100-06            0.731              0.727             0.721              0.706
     100-07            0.721              0.714             0.707              0.689
     100-08            0.711       3      0.702    2.47     0.692     2.07     0.671    1.76
     100-09            0.701              0.69              0.677              0.654
     100-10            0.69               0.678             0.663              0.637
     100-11            0.68               0.665             0.648              0.62
     100-12            0.67               0.653             0.633              0.602

     100-13            0.66      3.01     0.641    2.47     0.619     2.07     0.585    1.76
     100-14            0.65               0.628             0.604              0.568
     100-15            0.64               0.616             0.589              0.551
     100-16            0.63               0.604             0.575              0.534
     100-17            0.62               0.592             0.56               0.517
-----------------------------------------------------------------------------------------------

 Average Life :        3.68               2.92              2.39               2
  First Pay :         11/28/99          11/28/99           11/28/99          11/28/99
   Last Pay :         8/28/13            1/28/11           2/28/09            8/28/07
 Collateral Loss:         -                  -                 -                   -
 Agg. Bond Loss :         -                  -                 -                   -
-----------------------------------------------------------------------------------------------


 RUN TO MATURITY       CLASS A
----------------------------------------------------------------------------
                      40% CPR            45% CPR           50% CPR
                    --------------------------------------------------------
     PRICE           Disc Marg    Dur   Disc Marg   Dur   Disc Marg    Dur
----------------------------------------------------------------------------


     99-15             1.164      1.5     1.214    1.31     1.277     1.14
     99-16             1.144              1.191             1.25
     99-17             1.123              1.168             1.223
     99-18             1.103              1.144             1.197
     99-19             1.083              1.121             1.17
     99-20             1.062     1.51     1.098    1.31     1.143     1.14
     99-21             1.042              1.074             1.117
     99-22             1.022              1.051             1.09
     99-23             1.002              1.028             1.063
     99-24             0.982              1.005             1.037

     99-25             0.961     1.51     0.981    1.31     1.01      1.15
     99-26             0.941              0.958             0.984
     99-27             0.921              0.935             0.957
     99-28             0.901              0.912             0.93
     99-29             0.881              0.888             0.904
     99-30             0.86      1.51     0.865    1.31     0.877     1.15
     99-31             0.84               0.842             0.851
     100-00            0.82               0.819             0.824
     100-01            0.8                0.796             0.798
     100-02            0.78               0.773             0.772

     100-03            0.76      1.51     0.749    1.32     0.745     1.15
     100-04            0.74               0.726             0.719
     100-05            0.72               0.703             0.692
     100-06            0.7                0.68              0.666
     100-07            0.68               0.657             0.639
     100-08            0.66      1.52     0.634    1.32     0.613     1.15
     100-09            0.639              0.611             0.587
     100-10            0.619              0.588             0.56
     100-11            0.599              0.565             0.534
     100-12            0.579              0.542             0.508

     100-13            0.559     1.52     0.519    1.32     0.481     1.16
     100-14            0.54               0.496             0.455
     100-15            0.52               0.473             0.429
     100-16            0.5                0.45              0.403
     100-17            0.48               0.427             0.376
----------------------------------------------------------------------------

 Average Life :        1.7                1.46              1.26
  First Pay :         11/28/99          11/28/99           11/28/99
   Last Pay :         6/28/06            7/28/05           10/28/04
 Collateral Loss:         -                   -                 -
 Agg. Bond Loss :         -                   -                 -
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).


RUN TO MATURITY       CLASS M
----------------------------------------------------------------------------------------------
                     20% CPR            25% CPR           30% CPR            35% CPR
                   ---------------------------------------------------------------------------
    PRICE           Disc Marg    Dur   Disc Marg   Dur   Disc Marg    Dur   Disc Marg   Dur
----------------------------------------------------------------------------------------------

    99-15             1.365     9.68     1.398    8.64     1.424     7.67     1.44     6.81
    99-16             1.362              1.394             1.42               1.436
    99-17             1.359              1.391             1.416              1.431
    99-18             1.356              1.387             1.412              1.427
    99-19             1.353              1.384             1.408              1.422
    99-20             1.349     9.69     1.38     8.64     1.404     7.67     1.418    6.81
    99-21             1.346              1.376             1.4                1.413
    99-22             1.343              1.373             1.396              1.409
    99-23             1.34               1.369             1.392              1.404
    99-24             1.337              1.366             1.388              1.4

    99-25             1.334     9.69     1.362    8.65     1.384     7.68     1.395    6.82
    99-26             1.331              1.359             1.38               1.391
    99-27             1.327              1.355             1.377              1.386
    99-28             1.324              1.352             1.373              1.382
    99-29             1.321              1.348             1.369              1.377
    99-30             1.318      9.7     1.345    8.65     1.365     7.68     1.373    6.82
    99-31             1.315              1.341             1.361              1.369
    100-00            1.312              1.338             1.357              1.364
    100-01            1.309              1.334             1.353              1.36
    100-02            1.305              1.331             1.349              1.355

    100-03            1.302      9.7     1.327    8.66     1.345     7.68     1.351    6.82
    100-04            1.299              1.324             1.341              1.346
    100-05            1.296              1.32              1.337              1.342
    100-06            1.293              1.317             1.333              1.337
    100-07            1.29               1.313             1.329              1.333
    100-08            1.287     9.71     1.31     8.66     1.325     7.69     1.328    6.83
    100-09            1.284              1.306             1.321              1.324
    100-10            1.28               1.303             1.317              1.32
    100-11            1.277              1.299             1.313              1.315
    100-12            1.274              1.296             1.309              1.311

    100-13            1.271     9.72     1.292    8.67     1.305     7.69     1.306    6.83
    100-14            1.268              1.289             1.301              1.302
    100-15            1.265              1.285             1.298              1.297
    100-16            1.262              1.282             1.294              1.293
    100-17            1.259              1.278             1.29               1.289
----------------------------------------------------------------------------------------------

Average Life :       16.27              13.5              11.26               9.51
 First Pay :         8/28/13            1/28/11           2/28/09            8/28/07
  Last Pay :         9/28/20            3/28/18           8/28/15            4/28/13
Collateral Loss:          -                  -                 -                  -
Agg. Bond Loss :          -                  -                 -                  -
----------------------------------------------------------------------------------------------



RUN TO MATURITY       CLASS M
----------------------------------------------------------------------------
                      40% CPR            45% CPR           50% CPR
                   ---------------------------------------------------------
    PRICE            Disc Marg    Dur   Disc Marg   Dur   Disc Marg    Dur
----------------------------------------------------------------------------

    99-15              1.464     6.06     1.477     5.4     1.497     4.82
    99-16              1.459              1.472             1.49
    99-17              1.454              1.466             1.484
    99-18              1.449              1.46              1.478
    99-19              1.444              1.455             1.471
    99-20              1.439     6.06     1.449     5.4     1.465     4.82
    99-21              1.434              1.443             1.459
    99-22              1.429              1.438             1.453
    99-23              1.424              1.432             1.446
    99-24              1.419              1.427             1.44

    99-25              1.414     6.06     1.421     5.4     1.434     4.82
    99-26              1.408              1.415             1.427
    99-27              1.403              1.41              1.421
    99-28              1.398              1.404             1.415
    99-29              1.393              1.398             1.408
    99-30              1.388     6.06     1.393    5.41     1.402     4.82
    99-31              1.383              1.387             1.396
    100-00             1.378              1.382             1.389
    100-01             1.373              1.376             1.383
    100-02             1.368              1.37              1.377

    100-03             1.363     6.07     1.365    5.41     1.371     4.83
    100-04             1.358              1.359             1.364
    100-05             1.353              1.353             1.358
    100-06             1.348              1.348             1.352
    100-07             1.343              1.342             1.345
    100-08             1.338     6.07     1.337    5.41     1.339     4.83
    100-09             1.333              1.331             1.333
    100-10             1.328              1.325             1.327
    100-11             1.323              1.32              1.32
    100-12             1.318              1.314             1.314

    100-13             1.313     6.07     1.309    5.41     1.308     4.83
    100-14             1.308              1.303             1.302
    100-15             1.303              1.297             1.295
    100-16             1.298              1.292             1.289
    100-17             1.293              1.286             1.283
----------------------------------------------------------------------------

Average Life :         8.11               6.99              6.07
 First Pay :          6/28/06            7/28/05           10/28/04
  Last Pay :          5/28/11           11/28/09           7/28/08
Collateral Loss:           -                  -                 -
Agg. Bond Loss :           -                  -                 -
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).